_________________________________________________________________
_________________________________________________________________


               Securities and Exchange Commission
                    Washington, D.C. 20549

                    _________________________

                            FORM 8-K
                    _________________________


                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                           April 28, 1997
                    __________________________
                 Date of report (Date of earliest
                         event reported)


                          CV Reit, Inc.
                  (Exact name of registrant as
                    specified in its charter)


    Delaware                1-8073                59-0950354
________________    ______________________   ____________________
 (State or other    Commission File Number    (I.R.S. Employer
 jurisdiction of                               Identification
  incorporation                                     Number)


              100 Century Boulevard, West Palm Beach,
                   Florida              33417
              ________________________________________
              (Address of principal executive offices)
                           (Zip Code)

              Registrant's telephone number, including
                    area code (407) 640-3155


               _____________________________________
                  (Former name or former address,
                    if changed since last report)


_________________________________________________________________
_________________________________________________________________


Item 5.  Other Events.

     On April 28, 1997, the Registrant issued the press release annexed hereto as an exhibit and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit 1 - Press Release, dated April 28, 1997, issued by
CV Reit, Inc.







                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CV REIT, INC.



Date:  May 6, 1997            By:/s/Elaine Kahant
                                   Elaine Kahant
                                   Vice President and Treasurer











                    EXHIBIT INDEX


Press Release, dated April 28, 1997, of CV Reit, Inc.